UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 4, 2013

Ladder Capital Finance Holdings LLLP

(Exact name of registrant as specified in its charter)

Delaware	333-188224	26-2048427
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Park Avenue, 8th Floor New York, New York	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-715-3170

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 4, 2013, Ladder Capital Finance Holdings LLLP issued the press release attached hereto as Exhibit 99.1 announcing earnings for the fiscal quarter ended September 30, 2013.  The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Third quarter 2013 operating results press release dated November 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL HOLDINGS LLLP

November 4, 2013	By:	/s/ Marc Fox
Name: Marc Fox
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Third quarter 2013 operating results press release dated November 4, 2013.